Fees Summary	Feb. 11, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 498,170,000
Previously Paid Amount	0
Total Fee Amount	68,797.28
Total Offset Amount	0
Net Fee	$ 68,797.28